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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2008

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                       0-51153               25-1828028
      -------------                       -------               ----------
(State or other jurisdiction of         (Commission            (IRS Employer
       incorporation)                   File Number)       Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.
            -------------

      On March 31, 2008, FedFirst Financial Corporation (the "Company"), the holding company for First Federal Savings Bank, announced that the Company's board of directors has extended to September 30, 2008, its current program to repurchase shares of the Company's outstanding common stock. The program, which was originally scheduled to expire on March 31, 2008, provides for the repurchase of up to 147,500 shares of common stock, which was approximately 5% of the outstanding shares held by persons other than FedFirst Financial Mutual Holding Company when the program was announced on September 28, 2007. As of March 31, 2008, 77,400 shares of the Company's common stock have been repurchased under the program, and up to 70,100 may still be repurchased. A copy of the Company's press release dated March 31, 2008, is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

      (d)   Exhibits

            Number         Description
            ------         -----------

            99.1           Press Release dated March 31, 2008.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     FEDFIRST FINANCIAL CORPORATION



Date:  March 31, 2008                By: /s/ John G. Robinson
                                         -------------------------------
                                         John G. Robinson
                                         President and Chief Executive Officer